Vanguard Variable Insurance Funds

Supplement to the Statement of Additional Information Dated September 7, 2017

Important Text Changes to the Short-Term Investment-Grade Portfolio

Effective immediately, all references in the Statement of Additional Information to Gregory S. Nassour are removed and revised as follows.

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the following replaces similar text for the Short-Term Investment-Grade Portfolio under the heading “1. Other Accounts Managed” beginning on page B-68:

Samuel C. Martinez co-manages the Short-Term Investment-Grade Portfolio; as of March 31, 2018, the Portfolio held assets of $1.6 billion. As of March 31, 2018, Mr. Martinez co-managed 1 other registered investment company with total assets of $3.8 billion (advisory fees not based on account performance).

Daniel Shaykevich co-manages the Short-Term Investment-Grade Portfolio; as of March 31, 2018, the Portfolio held assets of $1.6 billion. As of March 31, 2018, Mr. Shaykevich co-managed 1 other registered investment company with total assets of $84.1 million (advisory fees not based on account performance).

Within the same section, the following sentence is added under the heading “4. Ownership of Securities” on page B-70:

As of March 31, 2018, Mr. Martinez and Mr. Shaykevich did not have indirect investments with any of the Portfolios.

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SAI 64G 042018